WATERSIDE CAPITAL CORPORATION

2007 Annual Report

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS

I am writing to provide an update on Waterside Capital Corporation and briefly introduce myself.

I retired from Bank of America at age 60 as a regional president with 37 years experience in commercial lending, risk management, and capital markets. I joined Waterside in August 2006 as the business development officer because I felt the company had potential for solid and sustained growth.

When I took the helm as Waterside’s CEO in April 2007, I implemented a plan designed to bring the company back to profitability. We’re getting there, but not quite yet. As you will see from the 2007 Financial Earnings Report below, the numbers are not pretty.

To change that, we are now in the process of transition in the areas of management and operations. My first management move involved hiring a new CFO, Julie Stroh, in August 2007 to replace retiring CFO Gerald McDonald. Stroh is a CPA with seven years experience with the SBA and the SBIC program. She is an expert in the SBIC distribution process, accuracy and compliance, due diligence, financial statements, and analyzing prior investment track records and proposed investment strategies. During her final years at the SBA, she successfully managed all aspects of the distribution process for approximately 170 Participating Security venture capital funds (SBICs) licensed by the U.S. government. In FY 2006, Participating Security SBICs distributed $688 million.

We are also focusing on expense control, harvesting investments, and ramping up business development activities to generate new, risk appropriate investments. The results of these changes are still working their way through Waterside’s system and will take a while to absorb.

Developments include:

•	Subsequent to June 30, 2007 Waterside prepaid $5.3 million of SBA debenture debt, which will reduce its interest expense and improve operating performance.
•	Reduction in salary expenses.
•	Litigation expense has been curtailed and should be greatly reduced for FYE 2008.
•

In May of 2008, we plan to apply to the SBA to refinance our exiting debentures with a new 10-year commitment. We also will continue to explore new sources of capital to reestablish our capital position, which is critical for a successful future.

We believe that Waterside has ample liquidity to fund the planned growth in investments for FYE 2008.

We believe that Waterside’s financial performance can show marked improvement. We also believe that we can reach profitability on a quarterly basis by the end of 2008. Following are the FY 2007 numbers:

Fiscal 2007 Financial Earnings Report

Waterside’s net decrease in stockholders’ equity resulting from operations (which includes net operating income plus realized and unrealized gains or losses on investments) was $5,358,601 or $2.80 per share for the year ended June 30, 2007, compared to $2,668,150 or $1.74 per share for the year ended June 30, 2006.

The decreases for 2007 are primarily attributed to the following:

•

Net operating losses of ($1,352,575) or ($0.71) per share for the year ended June 30, 2007 compared to a net operating loss of ($390,465) or ($0.25) per share for the year ended June 30, 2006. This increase was due, in large part, to legal expenses associated with various litigation matters.

•

Realized loss on investments recognized during the year of $1,332,737. This loss is primarily attributable to the complete write-off of our investment in Lakeview Technologies Solutions, Inc., which amounted to $2,337,794. This loss was partially offset by realized gains on six other investments.

•

Unrealized investment valuation loss on Waterside’s investments of $2,673,289 was due primarily to a write down in New Dominion Pictures, LLC of $3,647,758. This loss was partially offset by gains in other holdings.

At June 30, 2007, Waterside’s loans and investments had a fair value of $21.2 million compared with $30.2 million reported at June 30, 2006. We originated new investments of $5.3 million for the year ended June 30, 2007, compared to $300 thousand for the year ended June 30, 2006. Proceeds received from the sales of investments, principal collected on debt securities, and proceeds from collection of notes receivable was $10.5 million. The net asset value of our common shares declined to $4.95 per share at June 30, 2007 from the $7.75 reported at June 30 2006. The decline in net asset value was due to the above mentioned $5.4 million decrease in shareholders’ equity resulting from operations.

Please know that my door is open to you. Feel free to contact me with your thoughts and ideas. I also encourage you to send along any reputable business opportunities you encounter.

On behalf of our directors and employees, we thank you for your continued support.

Sincerely,

Franklin “Lin” P. Earley
CEO

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

(757) 626-1111 • (757) 626-0114 Fax • E-mail to waterside@watersidecapital.com

NASDAQ Symbol WSCC

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

	Year Ended June 30,
	2003	2004	2005	2006	2007
Summary of Earnings Information:
Operating Income:
Dividends	$1,444,822	$1,059,292	$767,035	$662,779	$407,250
Interest on debt securities	1,353,940	1,412,148	1,470,747	1,334,834	1,243,934
Interest on notes receivable	36,596	166,052	311,244	403,351	167,291
Interest on cash equivalents	41,067	16,575	29,851	68,299	217,240
Fee and other income	316,321	357,120	123,054	60,588	97,704

Total operating income	3,192,746	3,011,187	2,701,931	2,529,851	2,133,419
Operating Expenses:
Interest expense	2,025,651	1,896,734	1,806,302	1,696,852	1,696,852
Other	1,331,368	1,385,099	1,315,039	1,223,464	2,144,142

Total operating expenses	3,357,019	3,281,833	3,121,341	2,920,316	3,840,994
Recovery related to investee litigation, net	615,018	—	—	—	355,000

Net operating income (loss) before income taxes	450,745	(270,646)	(419,410)	(390,465)	(1,352,575)
Income tax expense (benefit)	—	—	—	—	—

Net operating income (loss)	450,745	(270,646)	(419,410)	(390,465)	(1,352,575)
Realized gain (loss) on investments, net of income taxes (1)	(6,896,966)	2,642,556	499,752	(1,175,122)	(1,332,737)
Change in unrealized appreciation (depreciation) on investments, net of income taxes (2)	10,585,917	(349,930)	1,400,795	(1,102,563)	(2,673,289)

Net increase (decrease) in stockholders’ equity resulting from operations	$4,139,696	$2,021,980	$1,481,137	$(2,668,150)	$(5,358,601)

Net operating income (loss) per share — basic and diluted	$0.29	$(0.18)	$(0.29)	$(0.25)	$(0.71)
Net increase (decrease) in stockholders’ equity resulting from operations per share — basic and diluted	$2.66	$1.34	$1.02	$(1.74)	$(2.80)
Weighted average number of shares outstanding	1,554,646	1,505,493	1,456,675	1,533,363	1,915,548

	At June 30,
	2003	2004	2005	2006	2007
Balance Sheet Information:
Loans and investments at fair value (3):
Debt securities	$10,549,973	$12,766,273	$10,651,875	$8,103,429	$9,331,553
Equity securities	12,547,868	9,858,319	10,140,938	8,099,238	6,726,135
Options and warrants	6,320,902	5,965,298	6,525,602	6,032,022	1,583,526
Assets acquired in liquidation of portfolio securities	—	250,000	2,597,054	3,384,000	3,468,000
Notes receivable	1,800,042	4,513,630	4,655,156	4,538,067	102,789

Total Loans and Investments	31,218,785	33,353,520	34,570,625	30,156,756	21,212,003
Cash and cash equivalents	5,857,852	3,010,968	1,822,028	2,212,781	3,877,189
Invested idle funds	—	200,000	—	3,026,636	5,691,523
Total assets	38,881,380	38,499,312	37,854,684	36,929,591	31,642,841
Debentures payable	25,400,000	23,400,000	21,400,000	21,400,000	21,400,000
Total stockholders’ equity	12,719,754	14,300,283	15,781,420	14,847,600	9,488,999

(1)	Amount presented net of income tax expense of $0 for 2003, 2004, 2005, 2006, and 2007.
(2)	Amounts have been presented net of deferred income tax expense (benefit) of $0 for the years ended June 30, 2003, 2004, 2005, 2006, and 2007.
(3)	The Company’s loans and investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration (SBA). The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company’s Financial Statements included elsewhere herein. The cost of the loans and investments was $28,335,143, $30,819,808, $30,636,118, $27,324,812, and $21,053,348 at June 30, 2003, 2004, 2005, 2006, and 2007 respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company’s fiscal year 2007 financial statements and the notes thereto and the other information included elsewhere in this report.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Norfolk, Virginia. The Company invests in equity and debt securities to finance the growth, expansion and modernization of small private businesses, primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (SBA) as a Small Business Investment Company (SBIC) under the Small Business Investment Act of 1958. In October 1996 the Company made its first portfolio investment. In January 1998 the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income comes from interest earned on cash equivalents. The Company’s operating expenses primarily consist of interest expense on borrowings and payroll and other expenses incidental to operations. Waterside currently has 4 full time employees.

Loans and Investments

The Company’s primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The cost and fair value of the Company’s loans and investments at June 30, 2006 and 2007 is shown in the following table:

	Cost June 30,		Fair Value June 30,
	2006	2007	2006	2007
Subordinated Debt	37.1%	45.7%	26.9%	44.0%
Preferred Stock	14.3	13.8	17.3	16.8
Common Equity	5.7	7.2	9.6	11.3
Options and Warrants	5.2	5.4	20.0	11.1
Assets Acquired in Liquidation of Portfolio Securities	21.1	27.4	11.2	16.3
Notes Receivable	16.6	0.5	15.0	0.5

Total	100.0%	100.0%	100.0%	100.0%

The following tables show the loans and investments by geographic region and industry grouping at June 30, 2006 and 2007:

	Cost June 30,		Fair Value June 30,
Geographic Region	2006	2007	2006	2007
Mid Atlantic	45.2%	46.4%	55.2%	55.5%
Southwest	22.9	26.3	22.3	24.2
Midwest	7.4	15.8	6.6	17.8
Northeast	21.8	8.0	15.9	2.5
West	2.7	3.5	—	—

Total	100.0%	100.0%	100.0%	100.0%

	Cost June 30,		Fair Value June 30,
Industry Grouping	2006	2007	2006	2007
Service	15.3%	7.8%	8.7%	9.0%
Manufacturing	38.0	49.7	32.3	47.4
Telecommunications	21.8	8.0	15.9	2.5
Healthcare	5.4	7.0	4.8	7.0
Information Technology	3.0	7.0	0.3	3.5
Media	7.0	7.3	28.0	16.1
Other	9.5	13.2	10.0	14.5

Total	100.0%	100.0%	100.0%	100.0%

Results of Operations

2007 Compared to 2006

For the year ended June 30, 2007, total operating income was $2,133,000 compared to $2,530,000 reported for fiscal 2006. This reflects a decrease of $397,000 or 15.7% from the amount reported for fiscal 2006 primarily due to a reduction in performing assets outstanding. The operating income reported for year ended June 30, 2007 consisted of dividends of $407,000, interest on debt securities of $1,244,000, interest on notes receivable of $167,000, interest on cash equivalents of $217,000 and fee and other income of $98,000. For the year ended June 30, 2006 total operating income consisted of dividends of $663,000, interest on debt securities of $1,335,000, interest on notes receivable of $403,000, interest on cash equivalents of 68,000 and fee and other income of 61,000.

Total operating expenses increased from $2,920,000 for the year ended June 30, 2006 to $3,841,000 reported for the year ended June 30, 2007. The increase of $921,000 or 31.5% in operating expenses when comparing fiscal 2007 to fiscal 2006 was primarily due to attorney fees involved in various litigation matters. Total operating expenses for the year ended June 30, 2007 consisted of interest expense of $1,697,000, salaries and benefits of $701,000, legal and accounting expense of $996,000, and other operating expense of $447,000. For the year ended June 30, 2006 total operating expenses consisted of interest expense of $1,697,000, salaries and benefits of $664,000, legal and accounting expenses of $171,000, and other operating expenses of $388,000.

The Company generated a net operating loss of $1,353,000 for the year ended June 30, 2007 compared to a net operating loss of $390,000 reported for the year ended June 30, 2006. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is not more likely than not that those benefits could be realized. Because the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2007.

During the year ended June 30, 2007, the Company realized a net loss on investments of $1,333,000 due primarily to the write-off of Lakeview Technology Solutions, Inc. amounting to $2,338,000. This loss was partially offset by realized gains on six other investments. During the year ended June 30, 2006, the Company realized a loss on investments of $1,175,000 due primarily to the foreclosure and subsequent sale of the Caldwell/VSR investment for a loss of $1,621,000.

The decrease in unrealized appreciation of $2,673,000 for the year ended June 30, 2007 was primarily due to the write down of New Dominion Pictures, LLC from unrealized appreciation of $5,531,000 at June 30, 2006 to $1,883,000 at June 30, 2007. The decrease in unrealized appreciation of $1,103,000 for the year ended June 30, 2006 was primarily due to the market fluctuation in our holdings of common stock in the publicly traded Billing Services Group, LLC of $1,300,000.

The net increase (decrease) in stockholders equity resulting from operations of (5,359,000) for the year ended June 30, 2007 or (2.80) per share compared to a decrease of ($2,668,000) or (1.74) per share for the year ended June 30, 2006 was due to the various items noted above.

2006 Compared to 2005

For the year ended June 30, 2006, total operating income was $2,530,000 compared to $2,702,000 reported for fiscal 2005. This reflects a decrease of $172,000 or 6.4% from the amount reported for fiscal 2005 primarily due to a reduction in performing assets outstanding. The operating income reported for year ended June 30, 2006 consisted of dividends of $663,000, interest on debt securities of $1,335,000, interest on notes receivable of $403,000, interest on cash equivalents of $68,000 and fee and other income of $61,000. For the year ended June 30, 2005 total operating income consisted of dividends of $767,000, interest on debt securities of $1,471,000, interest on notes receivable of $311,000, interest on cash equivalents of $30,000 and fee and other income of $123,000.

Total operating expenses declined from $3,121,000 for the year ended June 30, 2005 to $2,920,000 reported for the year ended June 30, 2006. The reduction of $201,000 or 6.4% in operating expenses when comparing fiscal 2006 to fiscal 2005 was primarily due to the Company’s election to prepay $2,000,000 in debentures payable to the SBA on March 1, 2005 with the associated reduction in interest expense. Additionally, salaries and benefits declined $101,000 when comparing fiscal 2006 to 2005, due to management’s continued diligence in controlling overhead. Total operating expenses for the year ended June 30, 2006 consisted of interest expense of $1,697,000, salaries and benefits of $664,000, legal and accounting expense of $171,000, and other operating expenses of $388,000. For the year ended June 30, 2005 total operating expenses consisted of interest expense of $1,806,000, salaries and benefits of $765,000, legal and accounting expenses of $130,000, and other operating expenses of $420,000.

The Company generated a net operating loss of $390,000 for the year ended June 30, 2006 compared to a net operating loss of $419,000 reported for the year ended June 30, 2005. As discussed above under the caption “2007 Compared to 2006”, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2006.

During the year ended June 30, 2006, the Company realized a net loss on investments of $1,175,000 due primarily to the foreclosure and subsequent sale of the Caldwell/VSR investment for a loss of $1,621,000. The Company additionally realized a loss of $273,000 on the Wireless Systems Engineering investment due to its eroded value. These losses were partially offset by realized gains of $400,000 on the AmeriComm Direct Marketing, LLC investment and $327,000 on the Answernet, Inc. investment due to their sale. During the year ended June 30, 2005, the Company realized a gain on investments of $500,000 due to the sale of warrants in two investments.

The decrease in unrealized appreciation of $1,103,000 for the year ended June 30, 2006 was primarily due to the market fluctuation in our holdings of common stock in the publicly traded Billing Services Group, LLC of $1,300,000. The increase in unrealized appreciation of $1,401,000 for the year ended June 30, 2005 was due to the recognition of various unrealized gains and losses on portfolio investments due to their changing valuations.

The net increase (decrease) in stockholders equity resulting from operations of ($2,668,000) for the year ended June 30, 2006 or ($1.74) per share compared to an increase of $1,481,000 or $1.02 per share for the year ended June 30, 2005 due to the various items noted above.

Financial Condition, Liquidity and Capital Resources

At June 30, 2007, the Company’s loans and investments at fair value totaled $21.2 million compared to the $30.2 million reported at June 30, 2006. For fiscal 2007, the Company funded $5.3 million in new investments and received proceeds from the sales of investments, principal collected on debt securities and proceeds from collection of notes receivables of $10.5 million. This compared to the Company’s funding $300,000 in new investments in 2006 and receiving proceeds from the sales of investments, principal collected on debt securities and proceeds from collection of notes receivable of $4.0 million. The Company’s cash position at June 30, 2007 increased to $3.9 million from the $2.2 million reported June 30, 2006 due primarily to the collection of notes receivable and sales of investments. The Company’s cash position at June 30, 2006 increased to $2.2 million from the $1.8 million reported June 30, 2005, due primarily to the proceeds received from the Common Stock Rights Offering.

The net asset value per common share declined to $4.95 per share at June 30, 2007 from the $7.75 per share reported at June 30, 2006. The decline in net asset value was due to a net decrease in stockholders equity resulting from operations of

$5.4 million or $2.80 per share for the fiscal year ending June 30, 2007. The net decrease in stockholders equity resulting from operations was due primarily to three issues: the net operating loss of $1.4 million due largely to attorney fees involved in various litigation matters; the decrease in unrealized appreciation of $2.7 million due primarily to the $3.6 million write down of New Dominion Pictures, LLC; additionally, the realized loss on investments of $1.3 million substantially due to the $2.3 million write-off of Lakeview Technologies Solutions, Inc.

For the year ended June 30, 2007, the net cash used in operating activities was $777,000 compared to $669,000 used during the year ended June 30, 2006. The net cash provided by investing activities was $2,442,000 for the year ended June 30, 2007, compared to $675,000 used in the fiscal year ended June 30, 2006. There was no cash provided or used by financing activities for the year ending June 30, 2007. Net cash of $1,734,000 was provided by financing activities through the Stock Rights Offering for the year ending June 30, 2006.

The Company utilizes cash flow from operations, proceeds from borrowings under lines of credit and approved SBA leverage, and proceeds from investment repayment and sales to fund its operations in investments. Based on the Company’s current regulatory capital, the SBA has approved the issuance of up to $25.9 million of debentures for the Company, of which $21.4 million have been issued at June 30, 2007. The Company also maintains a short-term line of credit agreement that allows for maximum borrowing of $1,000,000 at June 30. 2007. Under regulations governing the SBIC program available, SBA leverage is determined based on the SBIC’s regulatory capital and investment portfolio mix. Management is continuing to evaluate various strategic alternatives for the Company, including but not limited to raising additional equity capital, exploring other sources of financing through the SBA and managing the existing investment portfolio and reinvesting proceeds from repayments and liquidations.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If the adjusted deficit is greater than the calculated maximum impairment percentage, 50% for the Company as of June 30, 2007, the Company is considered to have impaired capital. As of June 30, 2007, the Company had a calculated capital impairment percentage of approximately 49%.

Over the past 18 months several independent valuations have been performed on the company’s investment in New Dominion Pictures LLC, and these valuations show a wide range of results. Although the methods and conclusions of each of the valuations are supportable, it is increasingly clear that it is extremely difficult to narrow down the value of this company. Primary differences are in the values assigned to the film library assets. Inherent in the valuation process of privately held entities are wide variations based on a number of subjective factors. Based on the information that we have regarding the status and operations of New Dominion Pictures LLC, we believe that the valuation in our report appropriately represents the intrinsic value of the company as it currently stands. Consequently we arrived at the value by averaging all the valuations developed to this point (with the exception of the one yielding the highest figure). The average of the five remaining valuations is $14.5 million, which we feel to be an adequate valuation for the whole company under the circumstances. Waterside Capital’s ownership interest is valued at $3.4 million. The SBA has valuation guidelines, which we have adopted as our valuation policy, but the SBA has not opined to any of our 6/30/07 investment valuations.

Contractual Obligations and Commitments

The following table summarizes the Company’s material contractual obligations, including both on and off balance sheet arrangements, and commitments at June 30, 2006 (in thousands):

	Total	2008	2009	2010	2011	Thereafter
Contractual Obligations — Operating leases	$37	$31	$3	$3	—	—
Borrowings — SBA Debentures	$21,400	—	$8,300	$7,000	$6,100
Commitments:
Revolving credit facility	—	—	—	—	—	—
Employment contracts	—	—	—	—	—	—

Operating Leases

The Company leases its office facility and various office equipment under non-cancelable operating leases. The termination date of the leased office space is March 1, 2008.

SBA Debentures

The SBA has approved the issuance of up to $25,900,000 of debentures for the Company. All debentures bear interest payable semi-annually at a fixed rate and are due at maturity, which is ten years from the date that the interest rate is fixed. The debentures are subject to numerous covenants through the SBA, including restrictions on dividend payments and retirement of various equity interests. During 1999, the Company utilized $12,300,000 of the available facility, $6,000,000 of which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 of which bears interest at 8.22% and matures on September 1, 2009. On September 1, 2003 and again on March 1, 2005, the Company elected to prepay $2,000,000 of the $6,300,000 maturing September 1, 2009. During 2000, the Company utilized an additional $7,000,000 which bears interest at 8.64% and matures on March 1, 2010. During 2001, the Company utilized an additional $6,100,000 of the available facility, $3,100,000 of which bears interest at 8.45% and matures on September 1, 2011 and $3,000,000 which bears interest at 6.89% and matures on September 1, 2011. Currently, $4,500,000 of the approved amount remains available.

Revolving Credit Facility

The Company has a line of credit with a financial institution with a total availability of $1,000,000. The line bears interest at the bank’s prime rate. There were no outstanding borrowings under the line at June 30, 2007. The line of credit expires on November 1, 2007.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgments or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate the judgments and estimates underlying our accounting policies, primarily the periodic valuation of our investment portfolio.

The Company values its investment portfolio at fair values as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy, which is the Model Valuation Policy as published by the SBA. The policy presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. The Company determines fair value to be the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

The Company invests primarily in illiquid securities, including the debt and equity of private companies. The Company’s valuation policy considers the fact that privately negotiated securities change value over a long period of time, that the Company does not intend to trade the securities, and that no readily available market exists for their liquidation. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must record each individual investment at fair value each quarter. The Company records unrealized depreciation on investments when it believes that an asset has been impaired and full collection of the loan or realization of an equity security is doubtful. Conversely, the Company records unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity and or restrictions on resale. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illiquidity of portfolio investments and the competitive market for investment opportunities. The Company considers the management of risk essential to conducting business and to maintaining profitability. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company manages its market risk by maintaining a portfolio of debt and equity interests that is diverse by industry, geographic area, size of individual investment and borrower. The Company is exposed to a degree of risk of public market price fluctuations, as one of the Company’s sixteen investments is a thinly traded, small public company, whose stock price has been volatile. The other investments are in private business enterprises. Since there is typically no public market for the equity interests of small companies in which the Company invests, the valuation of the equity interests in the Company’s portfolio of private business enterprises is subject to the estimate of the Company’s Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the Company’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).” Each hypothetical 1% increase or decrease in value of the Company’s portfolio of securities of $30.2 million at June 30, 2006, and $21.2 million at June 30, 2007, would have resulted in unrealized gains or losses and would have changed net increase in stockholder’s equity resulting from operations for the year by 11 % and 4% respectively.

The Company’s sensitivity to changes in interest rates is regularly monitored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets and the value of risk in an effort to ensure that the Company is insulated from any significant adverse effects from changes in interest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 100 basis point change in interest rates would have affected net increase in stockholders’ equity resulting from operations negligibly over a twelve-month horizon. Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

Forward Looking Statements

Included in this report and other written and oral information by management from time to time, including reports to shareholders, semi-annual shareholder letters, filings with the Securities and Exchange Commission, news releases and investors presentations, are forward-looking statements about business objectives and strategies, market potential, the Company’s ability to expand the geographic scope of its investments, the quality of the Company’s due diligence efforts, its financing plans, its vendors, suppliers, and portfolio companies, future financial performance and other matters that reflect management’s expectations as of the date made.

Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are “forward-looking statements’ (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the assumptions made by management — including, but not limited to, the average maturity of our investments, the potential to realize investments gains as these investments mature, investment opportunities, results, performance or expectations — may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. In addition to the above factors, other important factors that may affect the Company’s performance include: the risks associated with the performance of the Company’s portfolio companies, dependencies on key employees, interest rates, the level of economic activity, and competition, as well as other risks described from time to time in the Company’s filings with the Commission, press releases, and other communications. The Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

PRICE RANGE OF COMMON STOCK

The Company’s Common Stock is quoted on the NASDAQ Stock Market under the symbol WSCC. As of August 31, 2007, the Company had 100 stockholders of record and approximately 275 beneficial owners. The following table sets forth the range of high and low bid prices of the Company’s common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through June 30, 2007.

	Net Asset Value Per Share (1)		Bid Price
			High	Low	Close
1998
Third Quarter	$8.18		$11.750	$10.750	$10.875
Fourth Quarter	8.24		11.375	10.125	11.125
1999
First Quarter	$8.25		$11.375	$9.000	$9.250
Second Quarter	8.37		10.620	7.500	8.500
Third Quarter	8.71		8.750	6.500	7.250
Fourth Quarter	8.90		7.875	6.000	6.750
2000
First Quarter	$8.98		$7.063	$6.625	$6.875
Second Quarter	11.13		9.438	6.625	9.000
Third Quarter	12.16		10.750	7.563	8.375
Fourth Quarter	10.65		8.500	6.500	6.500
2001
First Quarter	$10.44		$7.000	$4.000	$6.250
Second Quarter	9.75		6.250	2.531	3.750
Third Quarter	8.35		5.250	3.250	3.250
Fourth Quarter	7.59		4.000	3.000	3.650
2002
First Quarter	$8.00		$3.700	$2.000	$2.300
Second Quarter	6.76		4.750	2.250	2.740
Third Quarter	5.92		3.400	1.870	1.890
Fourth Quarter	5.52		2.990	1.390	2.600
2003
First Quarter	$5.82		$2.780	$1.670	$2.000
Second Quarter	5.70		3.700	1.520	2.400
Third Quarter	5.53		4.400	2.130	2.900
Fourth Quarter	8.21		3.410	2.500	2.670
2004
First Quarter	$8.28		$4.190	$2.530	$3.950
Second Quarter	8.81		4.420	3.490	3.810
Third Quarter	10.13		7.720	3.610	7.000
Fourth Quarter	9.82		8.720	5.250	5.500
2005
First Quarter	$9.81		$5.550	$4.100	$4.850
Second Quarter	9.41		5.600	4.150	4.880
Third Quarter	7.81		5.780	4.610	5.150
Fourth Quarter	10.83		5.460	3.410	4.050
2006
First Quarter	$10.96		$4.650	$3.460	$4.200
Second Quarter	9.84		4.400	3.460	3.950
Third Quarter	10.02		4.440	3.670	4.000
Fourth Quarter	7.75	(2)	4.460	3.670	4.000
2007
First Quarter	$7.05		$4.030	$3.250	$3.570
Second Quarter	6.86		4.800	2.700	4.050
Third Quarter	6.89		4.150	3.410	4.090
Fourth Quarter	4.95		4.780	3.610	4.620

(1)	Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock dividend declared on December 7, 1999.
(2)	On May 1, 2006, the Company issued 458,873 additional shares of Common Stock through a Stock Rights Offering to existing shareholders only. The stock was sold for $4.00 per share, thereby diluting the net asset value per share.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Waterside Capital Corporation

Norfolk, Virginia

We have audited the accompanying balance sheets of Waterside Capital Corporation, including the schedule of loans and investments, as of June 30, 2007 and 2006 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended June 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

Norfolk, Virginia

September 27, 2007

WATERSIDE CAPITAL CORPORATION

BALANCE SHEETS

JUNE 30, 2006 AND JUNE 30, 2007

	June 30, 2006	June 30, 2007
ASSETS:
LOANS AND INVESTMENTS:
Investments in portfolio companies at fair value:
Debt securities	$8,103,429	$9,331,553
Equity securities	8,099,238	5,966,233
Options and warrants	6,032,022	2,343,428

Total portfolio securities, cost of $17,021,136 and $15,187,950 at June 30, 2006 and June 30, 2007, respectively	22,234,689	17,641,214
Assets acquired in liquidation of portfolio securities	3,384,000	3,468,000
Notes receivable	4,538,067	102,789

TOTAL LOANS AND INVESTMENTS	30,156,756	21,212,003

CURRENT ASSETS:
Cash and cash equivalents	2,212,781	3,877,189
Invested idle funds	3,026,636	5,691,523
Current portion of dividends receivable	22,083	—
Interest receivable	245,909	284,292
Prepaid expenses	44,466	41,141
Other current assets	92,468	773

TOTAL CURRENT ASSETS	5,644,343	9,894,918

Dividends receivable, excluding current portion	737,777	226,776
Property and equipment, net	6,934	10,899
Deferred financing costs, net	383,781	298,245

TOTAL ASSETS	$36,929,591	$31,642,841

LIABILITIES AND STOCKHOLDERS’ EQUITY:
CURRENT LIABILITIES:
Accounts payable	$112	$1,454
Accrued interest	567,167	567,167
Accrued expenses	114,712	185,221

TOTAL CURRENT LIABILITIES	681,991	753,842
Debentures payable	21,400,000	21,400,000

TOTAL LIABILITIES	22,081,991	22,153,842

STOCKHOLDERS’ EQUITY:
Common stock, $1 par value, authorized 10,000,000 shares; issued and outstanding 1,915,548 at June 30, 2006 and 1,915,548 at June 30, 2007 respectively	1,915,548	1,915,548
Preferred stock, $1 par value, authorized 25,000 shares, no shares issued and outstanding	—	—
Additional paid-in capital	15,479,680	15,479,680
Net unrealized appreciation on investments	2,831,944	158,655
Undistributed accumulated earnings (loss)	(5,379,572)	(8,064,884)

TOTAL STOCKHOLDERS’ EQUITY	14,847,600	9,488,999

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$36,929,591	$31,642,841

Net asset value per common share	$7.75	$4.95

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2005, 2006 AND 2007

	2005	2006	2007
OPERATING INCOME:
Dividends	$767,035	$662,779	$407,250
Interest on debt securities	1,470,747	1,334,834	1,243,934
Interest on notes receivable	311,244	403,351	167,291
Interest on cash equivalents	29,851	68,299	217,240
Fee and other income	123,054	60,588	97,704

TOTAL OPERATING INCOME:	2,701,931	2,529,851	2,133,419

OPERATING EXPENSES:
Salaries and benefits	764,891	663,535	700,919
Legal and accounting	129,882	171,449	995,840
Interest expense	1,806,302	1,696,852	1,696,852
Other operating expenses	420,266	388,480	447,383

TOTAL OPERATING EXPENSES:	3,121,341	2,920,316	3,840,994

RECOVERY RELATED TO INVESTEE LITIGATION (NET)	—	—	355,000

Net operating loss before income taxes	(419,410)	(390,465)	(1,352,575)
Income tax expense (benefit)	—	—	—

NET OPERATING LOSS	(419,410)	(390,465)	(1,352,575)
Realized gain (loss) on investments, net of income taxes of $0, $0 and $0 for 2005, 2006 and 2007, respectively	499,752	(1,175,122)	(1,332,737)
Change in unrealized appreciation (depreciation) on investments, net of income tax expense of $0, $0 and $0 for 2005, 2006 and 2007 respectively	1,400,795	(1,102,563)	(2,673,289)

NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$1,481,137	$(2,668,150)	$(5,358,601)

NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE-BASIC AND DILUTED	$1.02	$(1.74)	$(2.80)

Weighted average shares outstanding	1,456,675	1,533,363	1,915,548

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED JUNE 30, 2005, 2006, AND 2007

	Common Stock		Additional paid-in capital	Net unrealized appreciation (depreciation) on investments	Undistributed accumulated earnings (loss)	Total stockholders’ equity
	Shares	Amount
Balance at June 30, 2004	1,456,675	$1,456,675	$14,204,223	$2,533,712	$(3,894,327)	$14,300,283
Net operating loss	—	—	—	—	(419,410)	(419,410)
Net realized gain on investments	—	—	—	—	499,752	499,752
Increase in net unrealized appreciation on investments	—	—	—	1,400,795	—	1,400,795

Balance at June 30, 2005	1,456,675	$1,456,675	$14,204,223	$3,934,507	$(3,813,985)	$15,781,420

Balance at June 30, 2005	1,456,675	$1,456,675	$14,204,223	$3,934,507	$(3,813,985)	$15,781,420
Net operating loss	—	—	—	—	(390,465)	(390,465)
Net realized loss on investments	—	—	—	—	(1,175,122)	(1,175,122)
Decrease in net unrealized appreciation on investments	—	—	—	(1,102,563)	—	(1,102,563)
Common Stock issued pursuant to Stock Rights Offering	458,873	458,873	1,275,457	—	—	1,734,330

Balance at June 30, 2006	1,915,548	$1,915,548	$15,479,680	$2,831,944	$(5,379,572)	$14,847,600

Balance at June 30, 2006	1,915,548	$1,915,548	$15,479,680	$2,831,944	$(5,379,572)	$14,847,600
Net operating loss	—	—	—	—	(1,352,575)	(1,352,575)
Net realized loss on investments	—	—	—	—	(1,332,737)	(1,332,737)
Decrease in net unrealized appreciation on investments	—	—	—	(2,673,289)	—	(2,673,289)

Balance at June 30, 2007	1,915,548	$1,915,548	$15,479,680	$158,655	$(8,064,884)	$9,488,999

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2005, 2006, AND 2007

	2005	2006	2007
Cash flows from operating activities:
Net increase (decrease) in stockholders’ equity resulting from operations	$1,481,137	$(2,668,150)	$(5,358,601)
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation (appreciation) on investments	(1,400,795)	1,102,563	2,673,289
Realized (gain) loss on investments	(499,752)	1,175,122	1,332,737
Accretion of preferred stock and debt investments	(334,459)	(150,158)	(173,488)
Depreciation and amortization	142,534	121,130	89,922
Other non-cash items	(325,000)	(70,804)	(2,723)
Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
Dividends receivable	381,379	(38,995)	533,084
Interest receivable	(21,902)	(93,196)	(38,383)
Prepaid expenses and other current assets	(28,133)	(55,268)	95,020
Accounts payable, accrued interest and accrued expenses	(125,765)	8,727	71,851

Net cash used in operating activities	(730,756)	(669,029)	(777,292)

Cash flows from investing activities:
Invested idle funds	(1,000,000)	(3,026,636)	(2,664,887)
Investments in debt securities made	(791,179)	(300,474)	(3,615,395)
Investments in equity securities made	—	—	(1,650,000)
Note receivable advanced	—	—	(30,000)
Principal collected on debt securities	870,758	2,520,407	1,717,211
Proceeds from collection of notes receivable	300,588	112,090	4,527,279
Proceeds from sales of investments	3,079,788	1,406,929	4,210,517
Acquisition of equipment	(1,085)	(5,058)	(8,351)
Advance for assets acquired in liquidation	(1,117,054)	(1,381,806)	(44,674)

Net cash provided by (used in) investing activities	1,341,816	(674,548)	2,441,700

Cash flows from financing activities:
Common stock issued pursuant to Stock Rights Offering	—	1,734,330	—
Principal payment on SBA — guaranteed debt	(2,000,000)	—	—

Net cash provided by (used in) financing activities	(2,000,000)	1,734,330	—

Net increase (decrease) in cash and cash equivalents	(1,388,940)	390,753	1,664,408
Cash and cash equivalents, beginning of year	3,210,968	1,822,028	2,212,781

Cash and cash equivalents, end of year	$1,822,028	$2,212,781	$3,877,189

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,861,252	$1,696,852	$1,696,852

Cash paid during the year for income taxes	$—	$—	$—

Noncash investing activities:

During the second half of 2005, the Company accepted a note receivable from Crispies, Inc. for the payment of investment banking fees.

In January 2006, the Company accepted a note receivable for $70,802 from EPM Development Systems in exchange for certain receivables.

In December 2006, the Company accepted preferred stock from Eton Court Asset Management, Ltd for payment of $49,223 in fees.

In March 2007, the Company accepted a note receivable for $84,000 from Crispies, Inc. for the payment of a note and warrants.

In June 2007, the Company accepted debt from Triangle Biomedical Sciences, Inc. for past due interest.

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005, 2006, AND 2007

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first loan to a small business concern in October 1996 and its first equity investment in November 1996.

In January 1998, the Company completed an Initial Public Offering (“IPO”) of 852,000 shares of common stock at a price of $11.00 per share. The net proceeds, after $1,288,464 of offering costs, were $8,083,536.

Cash and Cash Equivalents

The Company considers all highly liquid securities purchased with original maturities of three months or less at the acquisition date to be cash equivalents. Cash and cash equivalents consisted of the following at June 30, 2006 and 2007:

	2006	2007
Cash and cash equivalents in banks	$2,212,781	$3,877,189

Total	$2,212,781	$3,877,189

At June 30, 2007, the outstanding bank balance exceeded the FDIC insured limit by $5,538,631. The financial institution that holds the excess deposit meets the FDIC definition of “well capitalized.”

Invested Idle Funds

Invested idle funds at June 30, 2007 consisted of certificates of deposit with $2,113,959 maturing 8/28/07, $1,521,134 maturing 10/23/07 and $1,500,000 maturing 1/28/08 all held at local commercial banks. At June 30, 2007, the outstanding certificates of deposit exceeded the FDIC insured limit by $5,123,441. Both financial institutions meet the FDIC definitions of “well capitalized” and therefore the certificates of deposit are permitted investments of idle funds by the SBA. Invested idle funds also included a repurchase agreement secured by US Treasury notes of $556,430.

Investment Valuation

Investments are carried at fair value, as determined by the Board of Directors. The Company, through its Board of Directors, has adopted the Model Valuation Policy, as published by the SBA, in Appendix III to Part 107 of Title 12 of the Code of Federal Regulations (the “Policy”). The Policy, among other things, presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. Except for interest-bearing securities which are convertible into common stock, interest-bearing securities are valued at an amount not greater than cost, with unrealized depreciation being recognized when value is impaired. Equity securities of private companies are presumed to represent cost unless the performance of the portfolio company, positive or negative, indicates otherwise in accordance with the Policy guidelines. The fair values of equity securities of publicly traded companies are generally based on quoted market prices discounted due to the investment size or market liquidity concerns and for the effect of restrictions on the sale of such securities. Discounts can range from 0% to 40% for investment size and market liquidity concerns. Discounts for restriction on the sale of the investments are 15% in accordance with the provisions of the Policy. The Company maintains custody of its investments as permitted by the Investment Company Act of 1940.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Realized and Unrealized Gain or Loss on Investments

Realized gains or losses recorded upon disposition of investments are calculated as the difference between the net proceeds and the cost basis determined using the specific identification method. All other changes in the value of investments are included as changes in the unrealized appreciation or depreciation in the statement of operations.

Recognition of Interest and Dividend Income

Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The fair value of the Company’s non-current portion of dividends receivable is determined by discounting the future cash flows using current interest rates. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

Fee Income

Portfolio investment processing fees are recognized as income upon consummation of the related investment transaction.

Property and Equipment

Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

Deferred Financing Costs

Deferred financing costs consist of origination and processing fees paid in connection with the issuance of SBA debentures. The origination and processing fees are amortized using the effective interest method over the life of the related debentures. Accumulated amortization was $410,219 and $495,755 at June 30, 2006 and 2007, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations per Share

Basic earnings per share have been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur assuming the inclusion of common share equivalents and has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares and dilutive common share (equivalents outstanding).

Stock Option Plan

Employee Stock Options are not permitted under Section 23(a) of the Investment Act of 1940 and the Company’s Stock Option Plan has been terminated by the Board of Directors effective May 1, 2007.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Reclassification

Certain amounts reflected in the 2005 financial statements have been reclassified to conform to the 2006 and 2007 financial statement presentation.

(2) LOANS AND INVESTMENTS

Loans and investments consist primarily of preferred stock, debt securities, options and warrants, assets acquired in liquidation of portfolio securities, and notes receivable obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $30,156,756 and $21,212,003 at June 30, 2006 and 2007 (81.7% and 67.0% of assets), respectively. The valuation process completed by management includes estimates made by management and the Executive Committee in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences could be material.

The notes receivable are due from the purchasers of warrant shares in two investee companies, as payment of the warrant shares, investment banking and other fees.

(3) PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2006 and 2007 consists of the following:

	2006	2007
Furniture and fixtures	$86,895	$91,408
Computer equipment and software	136,476	136,993
Leasehold improvements	8,311	8,311

	231,682	236,712
Less accumulated depreciation and amortization	224,748	225,813

Property and equipment, net	$6,934	$10,899

(4) ACCRUED EXPENSES

Accrued expenses at June 30, 2006 and 2007 consist of the following:

	2006	2007
Accrued accounting and legal expense	$79,335	$93,155
Accrued salaries and benefits	5,805	71,624
Other accrued expenses	29,572	20,442

Total accrued expenses	$114,712	$185,221

(5) DEBENTURES PAYABLE

Based on its existing regulatory capital, the SBA has approved the issuance of up to $25,900,000 of debentures for the Company. All debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity,

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

which is generally 10 years from the date the interest rate is fixed. During 1999, the Company utilized $12,300,000 of the available amount, $6,000,000 of which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 of which bears interest at 8.22% and matures on September 1, 2009. On September 1, 2003, and again on March 1, 2005, the Company elected to prepay $2,000,000 each period of the $6,300,000 maturing September 1, 2009. During 2000, the Company utilized an additional $7,000,000, which bears interest at 8.64% and matures on March 1, 2010. During 2001, the Company utilized an additional $6,100,000 of the available facility, $3,100,000 of which bears interest at 8.45% and matures on September 1, 2010 and $3,000,000 of which bears interest at 6.89% and matures on September 1, 2011. At June 30, 2007, $4,500,000 of the approved amount remains available for future borrowing.

(6) INCOME TAXES

The Company had no income tax expense (benefit) attributable to operations for the years ended June 30, 2005, 2006 and 2007.

The 2005, 2006 and 2007 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income before income taxes as follows:

	2005	2006	2007
Computed “expected” tax expense (benefit)	$(143,000)	$(132,000)	$(460,000)
Nontaxable dividend income	(239,000)	(241,000)	(192,000)
Change in valuation allowance attributable to operations	382,000	373,000	652,000

Total income tax expense (benefit) attributable to operations	$—	$—	$—

The Company’s deferred tax assets and liabilities at June 30, 2006 and 2007 are as follows:

	2006	2007
Deferred tax assets:
Property and equipment, due to differing depreciation methods	$4,000	$4,000
Capital loss carryforward	3,091,000	3,586,000
Net operating loss carryforward	2,718,000	3,637,000

Total gross deferred tax assets	5,813,000	7,227,000
Less valuation allowance	(4,239,000)	(6,667,000)

Total net deferred tax assets	1,574,000	560,000

Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	1,574,000	560,000

Net deferred tax assets	$—	$—

The Company’s valuation allowance increased $1,288,000 for the year ended June 30, 2006, and increased $2,428,000 for the year ended June 30, 2007.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Because the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2007, and a valuation allowance

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

has been recorded to offset the entire net deferred tax assets. At June 30, 2007, the Company has net operating loss carryforwards for federal income tax purposes of $9,582,000, which are available to offset future federal taxable income, if any, through 2026, and a capital loss carryforward of $9,445,000 available to offset capital gains through 2011.

(7) STOCKHOLDERS’ EQUITY

Undistributed Accumulated Earnings (Loss)

Undistributed accumulated earnings (loss) at June 30, 2006 and 2007 consist of the following:

	2006	2007
Undistributed accumulated investment income	$2,229,097	$876,522
Undistributed accumulated net realized gains (losses)	(7,608,669)	(8,941,406)

Undistributed accumulated earnings (loss)	$(5,379,572)	$(8,064,884)

Effective December 7, 1999, the Executive Committee of the Company’s Board of Directors and the SBA approved the capitalization of $1,200,000 of the Company’s undistributed accumulated earnings, which reduced the undistributed accumulated net realized gains disclosed above.

Stock Repurchase Program

During February 2002, the Company’s Board of Directors approved a stock repurchase program. Under the program, the Company can repurchase up to two percent of its regulatory capital over the next year in open market and in privately negotiated transactions. During the year ended June 30, 2004, the Company acquired 91,955 shares of common stock at a total cost of $441,451, or an average price of $4.80 per share, which represents a discount of 51% in relation to the net asset value per share at June 30, 2004. The Company repurchased none of its regulatory capital during the years ended June 30, 2005, 2006 or 2007.

Stock Option Plan

The Company’s Stock Option Plan is not permitted under Section 23(a) of the Investment Act of 1940 and has been terminated by the Board of Directors effective May 1, 2007.

(8) NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the calculation of basic and diluted net increase (decrease) in stockholders’ equity resulting from operations per share for the years ended June 30, 2005, 2006 and 2007:

	2005	2006	2007
Basic and diluted net increase (decrease) in stockholders’ equity resulting from operations per share:
Net increase (decrease) in stockholders’ equity resulting from operations	$1,481,137	$(2,668,150)	$(5,358,601)
Weighted-average number of common shares outstanding	1,456,675	1,533,363	1,915,548
Basic net increase (decrease) in stockholders’ equity resulting from operations per share	$1.02	$(1.74)	$(2.80)

(9) RELATED PARTY TRANSACTIONS

The Company had related party transactions of $20,226, $6,913, and $15,496 for the fiscal years ended June 30, 2005, 2006 and 2007, respectively.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

(10) LEASES

The Company has two noncancelable operating leases, primarily for office space, that expire over the next four years.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 2007 are:

Year ending June 30,
2008	$31,396
2009	2,940
2010	2,940

Total minimum lease payments	$37,276

Net rental expense for operating leases for the years ended June 30, 2005, 2006 and 2007 was $36,519, $36,701 and $37,257 respectively.

(11) COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

Legal Proceedings

The Company is a party to various legal actions which are ordinary, routine litigation incidental to its business. The Company believes that none of those actions, either individually or in the aggregate, will have a material adverse effect on the results of operations or financial position of the Company.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for non-includable gains on securities exceeds the regulatory limits. If the adjusted deficit is greater than the calculated maximum impairment percentage, 50% for the Company as of June 30, 2006 and 2007, the Company is considered to have impaired capital. At June 30, 2007, the company’s calculated capital impairment percentage was approximately 49%, compared to approximately 44% at June 30, 2006.

Over the past 18 months several independent valuations have been performed on the Company’s investment in New Dominion Pictures LLC, and these valuations show a wide range of results. Although the methods and conclusions of each of the valuations are supportable, it is increasingly clear that it is extremely difficult to narrow down the value of this company. Primary differences are in the values assigned to the film library assets. Inherent in the valuation process of privately held entities are wide variations based on a number of subjective factors. Based on the information that we have regarding the status and operations of New Dominion Pictures LLC, we believe that the valuation in our report appropriately represents the intrinsic value of the company as it currently stands. Consequently we arrived at the value by averaging all the valuations developed to this point (with the exception of the one yielding the highest figure). The average of the five remaining valuations is $14.5 million, which we feel to be an adequate valuation for the company under the circumstances. Waterside Capital’s ownership interest is valued at $3.4 million. The SBA has valuation guidelines, which we have adopted as our valuation policy, but the SBA has not opined to any of our 6/30/07 investment valuations.

Subsequent Event

The company elected to prepay $5,300,000 of its debentures to the Small Business Administration on September 1, 2007. The $5,300,000 consisted of $2,300,000 maturing 09/01/09 with a coupon rate of 8.22% and $3,000,000 maturing 03/01/10 with a coupon rate of 8.64%.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

(12) CONCENTRATION OF CREDIT RISK

Most of the Company’s portfolio investment companies are located in the Mid-Atlantic region of the United States. In addition, four of the Company’s portfolio investment companies are in the manufacturing industry. As a result, any adverse impact on the economy of that region or the manufacturing industry could adversely impact the Company’s results of operations and financial position.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summary disclosures are made in accordance with the provisions of SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Fair value is defined in the statement as the amount at which an instrument could be exchanged in a current transaction between willing parties.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments at June 30, 2006 and 2007:

Cash and cash equivalents, invested idle funds, dividends receivable, interest receivable, accounts payable, accrued interest and accrued expenses:

The carrying amounts approximate fair value because of the short maturity of these instruments.

Loans and investments:

The Company’s loans and investments are reflected at fair value in the Company’s balance sheets. The fair value of portfolio investments is determined by the Investment Committee of the Board of Directors or by current market prices, if available, in accordance with the Company’s valuation policy (see note 2).

Debentures payable:

The fair value of the debentures payable is estimated by discounting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value of the $21,400,000 debentures at June 30, 2006 and 2007 was estimated to be $22,916,000 and $23,198,000, respectively.

(14) EMPLOYEE BENEFIT PLAN

Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan (the Plan). The Plan is available to all employees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 94% of their compensation annually, not to exceed $15,500, with the Company providing contributions of 100% of the first 6% of participating employees’ contributions. In addition, the Company has the ability to make discretionary contributions, which will be determined by a resolution of the Board of Directors. Total employer expense for the Plan for the years ended June 30, 2005, 2006 and 2007 was $36,393, $29,937, and $25,470 respectively.

SCHEDULE OF LOANS AND INVESTMENTS

The Company’s loans and investments at June 30, 2007 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
EPM Development Systems / New Life	3/31/2009	$243,802	$243,802
EPM Development Systems / New Life	3/31/2009	1,500,000	1,500,000
FireKing International, Inc.	5/31/2010	1,850,415	1,850,415
Lakeview Technology Solutions, Inc. (a)	11/1/2009	384,500	93,500
New Dominion Pictures, LLC	11/1/2010	720,000	720,000
New Dominion Pictures, LLC	7/1/2007	100,000	100,000
Restorative Health Care	11/22/2009	1,101,367	1,101,367
Servient, Inc.	6/29/2011	672,000	672,000
Triangle Biomedical Sciences (b)	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences (b)	9/30/2010	578,000	578,000
Triangle Biomedical Sciences (b)	9/30/2010	72,469	72,469

Total debt securities		9,622,553	9,331,553

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Billing Services Group, LLC, Common Stock	2,628,400	$1,250,000	$1,700,000

Private Companies:
AmeriComm Direct Marketing, LLC, Equity Interest	27,696	28	110,000
Eton Court Asset Management, Ltd, Preferred Equity Interest	2,650	2,650,000	2,650,000
Eton Court Asset Management, Ltd, Equity Interest	28,431	17,350	330,000
New Dominion Pictures, LLC, Convertible Preferred Equity Interest	250	250,000	918,995
Rileen Innovative Technologies, Inc., Common Stock	420	33,500	33,500
Triangle Biomedical Sciences, Common Stock (b)	54,743	223,738	223,738

Total equity securities		4,424,616	5,966,233

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
EPM Development Systems Corp.	201	7.60	$11,600	$—
FireKing International, Inc.	5	0.50	220,000	220,000
New Dominion Pictures, LLC	129	12.94	464,650	1,678,897
Restorative Health Care	109.62	20.95	380,000	380,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.		6.20	29,531	29,531

Total options and warrants			1,140,781	2,343,428

Assets Acquired in Liquidation of Portfolio Securities			Cost or Contributed Value	Fair Value
Digital Square, LLC			$729,121	$1,000
Diversified Telecom, LLC			1,693,488	527,000
International Wood, LLC			3,340,000	2,940,000

Total assets acquired in liquidation of portfolio securities			5,762,609	3,468,000

SCHEDULE OF PORTFOLIO INVESTMENTS — continued

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$84,000	$84,000
Eton Court Asset Management, Ltd.	8/24/2007	18,789	18,789
Total notes receivable		102,789	102,789

TOTAL LOANS AND INVESTMENTS		$21,053,348	$21,212,003

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

The Company’s loans and investments at June 30, 2006 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
EPM Development Systems / New Life	3/31/2009	$243,802	$243,802
EPM Development Systems / New Life	3/31/2009	1,500,000	1,500,000
Eton Court Asset Management, Ltd. (a)	11/15/2007	1,256,808	1,256,808
FireKing International, Inc.	5/31/2010	1,813,667	1,813,667
JTI, Inc.	8/1/2008	50,000	50,000
Lakeview Technology Solutions, Inc. (a)	11/1/2007	980,000	—
Lakeview Technology Solutions, Inc. (a)	11/1/2009	1,157,779	100,000
New Dominion Pictures, LLC	11/1/2010	900,000	900,000
New Dominion Pictures, LLC	7/1/2007	175,000	175,000
Restorative Health Care	11/22/2009	1,085,135	1,085,135
Servient, Inc.	6/29/2011	200,000	200,000
Triangle Biomedical Sciences (b)	3/31/2007	200,000	200,000
Triangle Biomedical Sciences (b)	3/31/2007	391,916	391,916
Triangle Biomedical Sciences (b)	3/31/2007	187,101	187,101

Total debt securities		10,141,208	8,103,429

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Billing Services Group, LLC, Common Stock	2,628,400	$1,250,000	$2,270,000
Private Companies:
AmeriComm Direct Marketing, LLC, Equity Interest	27,696	28	100,000
Eton Court Asset Management, Ltd, Preferred Equity Interest	1,000	1,000,000	1,000,000
Eton Court Asset Management, Ltd, Equity Interest	56,863	34,700	270,000
Lakeview Technology Solutions, Inc., Preferred Stock (a)	500	469,015	—
New Dominion Pictures, LLC, Convertible Preferred Equity Interest	250	250,000	2,002,000
Rileen Innovative Technologies, Inc., Common Stock	420	33,500	33,500
Triangle Biomedical Sciences, Common Stock (b)	54,743	223,738	223,738
Triangle Biomedical Sciences, Preferred Stock (a & b)	2,200	2,200,000	2,200,000

Total equity securities		5,460,981	8,099,238

SCHEDULE OF LOANS AND INVESTMENTS — continued

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Answernet, Inc.	4,234	1.00	$16,287	$200,000
Crispies, Inc.	61,650	13.00	2,800	270,000
EPM Development Systems Corp.	201	7.60	11,600	—
Fairfax Publishing Co., Inc	1,026	20.30	123,238	640,000
FireKing International, Inc.	5	0.50	220,000	220,000
Lakeview Technology Solutions, Inc.	122,000	25.00	122,000	—
New Dominion Pictures, LLC	129	12.94	464,650	4,243,650
Restorative Health Care	109.62	20.95	380,000	380,000
Tabet Manufacturing Co., Inc.	487,500	20.50	78,372	78,372

Total options and warrants			1,418,947	6,032,022

Assets Acquired in Liquidation of Portfolio Securities			Cost or Contributed Value	Fair Value
Digital Square, LLC			$729,121	$1,000
Diversified Telecom, LLC			1,696,488	443,000
International Wood, LLC			3,340,000	2,940,000

Total assets acquired in liquidation of portfolio securities			5,765,609	3,384,000

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	8/31/2005	$25,000	$25,000
Eton Court Asset Management, Ltd.	8/24/2007	272,067	272,067
Executel Communications, Inc.	3/1/2010	1,241,000	1,241,000
Signius Investment Corporation	4/1/2009	3,000,000	3,000,000

Total notes receivable		4,538,067	4,538,067

TOTAL LOANS AND INVESTMENTS		$27,324,812	$30,156,756

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

Shareholder Information

Corporate Office 500 E. Main Street, Suite 800 Norfolk, VA 23510 Telephone: 757-626-1111 Facsimile: 757-626-0114 www.watersidecapital.com

Stock Transfer Agent and Registrar

Investors with questions

concerning account

information, replacing lost or

stolen certificates,

transferring securities or

processing a change

of address should contact:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3572

Telephone: 800-368-5948

Facsimile: 908-497-2318

Investor Relations

Investors requiring information

about the Company should

contact:

Julie H. Stroh

Chief Financial Officer

Telephone: 757-626-1111

Facsimile: 757-626-0114

julie.stroh@watersidecapital.com

Annual Meeting of Shareholders

The annual shareholders’ meeting

will be held

Tuesday, November 20, 2007 at

11:00 a.m., at Kaufman & Canoles,

150 W. Main Street,

Norfolk, Virginia.

All shareholders are invited to

attend.

Stock Listing

Waterside Capital Corporation

Common stock is traded on

the NASDAQ Stock Market

under the symbol WSCC

Independent Public Accountants

PKF Witt Mares, PLC

Norfolk, Virginia

Corporate Counsel

Kaufman & Canoles

Norfolk, Virginia

Directors and Officers

Directors

Peter M. Meredith, Jr.[1,2,3]

Chairman of the Board

President

Meredith Construction Co., Inc.

Franklin P. Earley[1]

Chief Executive Officer

James E. Andrews[2]

Retired

Automotive Repair Franchise

Owner

J.W. Whiting Chisman, Jr.[1,2,3] President Dare Investment Company Eric L. Fox[2] Portfolio Manager UBS Financial Services Kenneth R. Lindauer President Bayshore Beverage, Inc.	Juan M. Montero, II Retired General and Thoracic Surgeon	Officers Franklin P. Earley Chief Executive Officer Martin N. Speroni President Julie H. Stroh Secretary and Chief Financial Officer

1 Executive Committee

2 Audit Committee

3 Compensation Committee

WATERSIDE CAPITAL CORPORATION

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

www.watersidecapital.com